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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  DECEMBER 14, 2006



                             NORWOOD FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


      PENNSYLVANIA                      0-28364                 23-2828306
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(State or other jurisdiction        (Commission File          (IRS Employer
of incorporation)                       Number)             Identification No.)


717 MAIN STREET, HONESDALE, PENNSYLVANIA                         18431
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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ITEM 8.01.  OTHER EVENTS
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         On December 14, 2006, the Registrant announced that its Board of Directors had increased its quarterly dividend to $.23 per share beginning with the dividend payable on February 1, 2007 to stockholders of record as of January 17, 2007. For further information, reference is made to the Registrant's press release, dated December 14, 2006, which is filed as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
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         (c) The following exhibits are filed with this report.

                  Number   Description
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                  99.1     Press Release, dated December 14, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWOOD FINANCIAL CORP.


Date: December 14, 2006                By: /s/ William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)